Schedule 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant |X|
Filed by a party other than the registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement         |_| Confidential, For Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 Ionatron, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
      |X|   No fee required
      |_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.

            (1) Title of each class of securities to which transaction applies:

            (2)   Aggregate number of securities to which transaction applies:

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            (4)   Proposed maximum aggregate value of transaction:

            (5)   Total fee paid:

      |_|   Fee paid previously with preliminary materials.

      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                                 IONATRON, INC.
                            3590 EAST COLUMBIA STREET
                              TUCSON, ARIZONA 85714

                                                                    May 27, 2005

Dear Fellow Stockholders:

      An Annual Meeting of Stockholders will be held on Tuesday, June 28, 2005 at 10:00 A.M., at the offices of Blank Rome LLP, 405 Lexington Avenue - 24th Floor, New York, New York 10174.

      The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the Annual Meeting.

      Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Continental Stock Transfer & Trust Company, in writing, at 2 Broadway, New York, New York 10004.

      The Annual Meeting will be held solely to tabulate the votes cast and report on the results of the voting on those matters listed in the accompanying proxy statement. No presentations or other business matters are planned for the meeting.

      Your vote is very important, and we will appreciate a prompt return of your signed proxy card.

                                          Cordially,

                                          Robert Howard
                                          Chairman of the Board

                                 IONATRON, INC.
                            3590 EAST COLUMBIA STREET
                              TUCSON, ARIZONA 85714

                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 28, 2005

                    ----------------------------------------

To the Stockholders of Ionatron, Inc.:

      NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Ionatron, Inc. (the "Company') will be held on Tuesday, June 28, 2005 at 10:00 A.M. local time at the offices of Blank Rome LLP, 405 Lexington Avenue - 24th Floor, New York, New York 10174 for the following purposes:

      (i) To elect two Class I directors to hold office until the 2008 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

      (ii) To amend the Company's 2004 Stock Incentive Plan to, among other things, increase the number of shares of common stock available for issuance under the plan from 3,000,000 to 5,000,000 and as more fully described in the Company's accompanying proxy statement; and

      (iii) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      Only stockholders of record on the books of the Company at the close of business on May 10, 2005 will be entitled to notice of and to vote at the meeting or any adjournments thereof.

      A copy of the Company's Annual Report for the year ended December 31, 2004, which contains financial statements, accompanies this Notice and the attached Proxy Statement.

May 27, 2005                      By order of the Board of Directors

                                  Robert Howard
                                  Chairman of the Board

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

                                 PROXY STATEMENT

                                 IONATRON, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 28, 2005

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ionatron, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Tuesday, June 28, 2005 (the "Annual Meeting"), including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

      Management intends to mail this proxy statement, the accompanying form of proxy and annual report to stockholders on or about May 27, 2005.

      Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.

      The address and telephone number of the principal executive offices of the Company are:

                            3590 East Columbia Street
                              Tucson, Arizona 85714
                            Telephone: (520) 628-7415

                       OUTSTANDING STOCK AND VOTING RIGHTS

      Only stockholders of record at the close of business on May 10, 2005 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 71,202,113 shares of the Company's Common Stock, $.001 par value per share (the "Common Stock"), the Company's only class of voting securities. Each share of Common Stock entitles the holder thereof to cast one vote on each matter submitted to a vote at the Annual Meeting.

                                VOTING PROCEDURES

      At the Annual Meeting, the two nominees for election as Class I directors who receive the highest number of affirmative votes of shares of person or by proxy will be elected, provided a quorum is present. All other matters to come before the Annual Meeting will be decided by the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote on the matter presented in person or by proxy, provided a quorum is present. A quorum is present if at least a majority of the shares of Common Stock outstanding as of the Record Date are present in person or represented by proxy at the Annual Meeting. It is currently anticipated that votes will be counted and certified by an Inspector of Election who is currently expected to be either an employee of the Company or its transfer agent. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated. Broker non-votes will have no legal effect on the vote on the election of directors, Proposal I to amend the Company's 2004 Stock Incentive Plan (the "Plan") as described herein, or on any other particular matter, which requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting.

      The officers of the Company who, in the aggregate own approximately 65.7% of the outstanding common stock of the Company on the Record Date, have indicated their intent to vote in favor of the nominees for director nominated by the Company and to amend the Plan which, if so voted, is sufficient for the election of the nominees for director and the proposed amendment to the Plan.

      The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

      The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders, will be borne by the Company. Arrangements will be made with brokerage houses, banks and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and the Company expects to reimburse such persons for their reasonable out-of-pocket expenses. Proxies may also be solicited by directors, officers or employees of the Company in person or by telephone, telegram or other means. No additional compensation will be paid to such individuals for these services.

                              ELECTION OF DIRECTORS

      The Company's By-Laws provide that the Board of Directors of the Company is divided into three classes (Class I, Class II and Class III). At each Annual Meeting of Stockholders, directors constituting one class are elected for a three-year term. At this year's Annual Meeting of Stockholders, two (2) Class I directors will be elected to hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2008. It is the intention of the Board of Directors to nominate Robert Howard and Rear Admiral Thomas W. Steffens (Ret.) as Class I directors. Each director will be elected to serve until a successor is elected and qualified or until the director's earlier resignation or removal.

      At this year's Annual Meeting of Stockholders, the proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event either or both of the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below has indicated to the Board of Directors that he will be available to serve.

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SPECIFIED BELOW.

      The following information is with respect to the nominees for election at this Annual Meeting of Stockholders:

                                CLASS I DIRECTORS
                                 (To be Elected)
                           (New Term Expires in 2008)

      Robert Howard has been the Chairman of the Board of Directors of Ionatron since its inception in 2002. From 1969 to April 1980, he served as President and Chairman of the Board of Centronics Data Computer Corp. ("Centronics"), a manufacturer of a variety of computer printers, including the first impact dot matrix printer, of which he was the inventor. He resigned from Centronics' Board of Directors in 1983. Commencing in mid-1982, Mr. Howard, doing business as RH Research, developed the Color Ink Jet technology upon which iCAD, Inc. ("iCAD") was initially based. He contributed this technology, without compensation, to iCAD. Since its establishment in 1984, Mr. Howard has been the founder and Chairman of the Board of Directors of iCAD, a company now involved, among other things, in the manufacture and sale of computer aided devices ("CAD") used for early detection of Breast Cancer. Starting in December of 1993, Mr. Howard was Chairman of the Board of Presstek, Inc. ("Presstek"), a public company which has developed proprietary digital imaging and consumables technologies for the printing and graphic arts industries from June 1988 to September 1998 and then served as Chairman Emeritus of the Board of Presstek from September 1998 to December 2000. In 2001 Mr. Howard and Mr. Dearmin started the development work that became Ionatron.

      Rear Admiral Thomas W. Steffens, US Navy (Ret) was elected to serve as a member of our Board on March 19, 2004. Admiral Steffens currently serves as the Principal Technical Director for Homeland Security and Special Operations for ANTEON Corporation. In 2003, he concluded over 34 years of naval service as a Navy SEAL. Following the events of September 11th, Admiral Steffens was recalled by the Chief of Naval Operations to serve as Special Assistant for Homeland Security to the Commander, Fleet Forces Command. While serving as such, he also served as the Director of Anti-Terrorism and was responsible for coordination with the U.S. Northern Command and with the U.S. Coast Guard for Maritime Homeland Defense and port security. He also regularly coordinated with the Joint Staff, services and various agencies (CIA, DIA, DISA, NSA) in the areas of command, control, communications and intelligence. During his 18 months in this position he established a vision and strategy for Navy Force Protection, implemented an operational architecture for both the Fleet and Regional Shore-based Navy, built a force of over 15,000 security personnel, and set security standards for all CONUS naval installations. Admiral Steffens was instrumental in establishing the Center for Anti-Terrorism that develops security doctrine and trains all leaders for the Navy today.

      The following information is with respect to incumbent directors in Class II and Class III of the Board of Directors who are not nominees for election at this Annual Meeting of Stockholders:

                               CLASS II DIRECTORS
                             (Term Expires in 2006)

      Thomas C. Dearmin has been the President, Chief Executive Officer and Chief Financial Officer as well as a Director of Ionatron since its inception in 2002. From 1999 to 2002, Mr. Dearmin also was the President and Chief Executive Officer of Lasertel Inc., a company Mr. Dearmin started and had operational in 9 months, manufacturing high power semiconductor lasers. From 1992 to 1998, Mr. Dearmin was one of the co-founders and Vice President of Opto Power Corporation, one of the first high power semiconductor laser manufacturers to commercialize high power laser diodes. Opto Power also designed and built semiconductor laser prototypes for US Military applications. Opto Power became the largest supplier of high power fiber coupled laser diodes in the world, which created new applications in the defense, medical, industrial and graphic arts areas. Opto Power Corporation became a wholly owned division of Spectra Physics Lasers which went public in 1998. Prior to 1992, Mr. Dearmin was part of the original high power semiconductor group at Ensign Bickford Aerospace and was head of Business Development for that group. Mr. Dearmin worked on new novel military applications of lasers and laser systems, as well as the first successful diode laser for on press digital imaging in graphic arts. Prior to 1986, Mr. Dearmin worked in various capacities in the Gallium Arsenide semiconductor area, which involved metal organic chemical vapor deposition and molecular beam epitaxy processes of various structures for digital electronic devices, as well as photonic devices, such as night vision photocathodes for military operations and high power lasers. Mr. Dearmin holds patents in the area of semiconductor laser fabrication as well as high power laser diode applications.

      George P. Farley, a certified public accountant, has been providing financial consulting services for the past five years. Within the last fiscal year, Mr. Farley has been a Director and a member of the Audit Committee of iCad, Inc. and Acorn Holdings Corp. He has also served as a Director and member of the Audit Committee of Preserver Insurance Company, Inc. and a Director for Olympia Leather Company, Inc. From November 1997 to August 1999, Mr. Farley was a Chief Financial Officer of Talk.com, Inc., which provides telecommunication services. Mr. Farley was also a director of Talk.com, Inc. Mr. Farley joined BDO Seidman, LLP in 1962 and was a partner at BDO Seidman, LLP from 1972 to 1995 with extensive experience in accounting, auditing and SEC matters.

                               CLASS III DIRECTORS
                             (Term Expires in 2007)

      James K. Harlan is Executive Vice President and Chief Financial Officer of HNG Storage, LP, a natural gas storage development and operations business that he helped found in 1992. From 1991 to 1997, Mr. Harlan served as Group Development Manager for the Pacific Resources Group which was engaged with various manufacturing and distribution businesses and joint ventures in Asia, Australia, and North America. He also served as operations research and planning analyst for the White House Office of Energy Policy and Planning from 1977 to 1978, the Department of Energy from 1978 to 1981, and U.S. Synthetic Fuels Corporation from 1981 to 1984. He has a PhD in Public Policy with an operations research dissertation from Harvard University and a BS in Chemical Engineering from Washington University in St. Louis. Mr. Harlan is a member of the Board of Directors of iCAD where he Chairs the Audit Committee.

      David C. Hurley was appointed Vice Chairman of PrivatAir of Geneva, Switzerland on February 1, 2003, relinquishing the role of Chief Executive Officer, a position he held following the acquisition of Flight Services Group ("FSG") by PrivatAir in 2000. PrivatAir has major business aviation operations in over fifteen bases in the U.S. and aircraft service operations at Le Bourget, Paris, France; Dusseldorf, Munich and Hamburg Germany; and Geneva, Switzerland. Mr. Hurley founded FSG in 1984. FSG is one of the world's largest providers of corporate aircraft management, executive charter and aircraft sales and acquisitions in the U.S. Mr. Hurley has over 30 years experience in marketing and sales in the aerospace and telecommunications industries. Before founding FSG, he was Senior Vice President of Domestic and International Sales for Canadair Challenger (at the time, a Division of General Dynamics). He also served as Regional Vice President of the Cessna Aircraft Company and as Director of Marketing, Government and Military Products Division, for the Harris Intertype Corporation. Mr. Hurley serves on the Boards of the Smithsonian Institution's National Air and Space Museum, Washington, D.C., BE Aerospace, Inc., a public company, Wellington, FL; the Corporate Angel Network, White Plains, N.Y., the Wings Club, New York City, and Aerosat, Inc., Manchester, NH. He is an alumnus of Hartwick College and served three years in the Special Services Branch of the US Army, receiving an honorable discharge.

Executive Officers

      The following is information with respect to the Company officers who are not directors or nominees for director:

      Joseph C. Hayden has been the Executive Vice President of Programs for Ionatron since December 2004. Prior to that, Mr. Hayden was the Executive Vice President of Business Operations from 2003 to 2004. Mr. Hayden has over 25 years experience in managing large engineering projects and high technology research and development. Mr. Hayden will be responsible for program management for Ionatron. Prior to the founding of Ionatron, Mr. Hayden was the lead Systems Engineer for the Directed Energy Weapons product line for Raytheon, Inc. ("Raytheon") and worked at two other start-up companies. He has also been a U.S. Navy surface nuclear engineer.

      Stephen W. McCahon has been the Executive Vice President of Engineering for Ionatron since 2003. Dr. McCahon has an extensive background in optical physics, solid-state physics, ultra-short pulse lasers and non-linear optics, and a broad background in Electrical Engineering (BSEE, MSEE, PH.D. EE/Physics). Dr. McCahon has more than 40 scientific publications and holds 10 issued patents with 3 pending. Dr. McCahon's most recent position, from 1986 to 2003, had been Chief Engineer of Raytheon's Directed Energy Weapon Product Line. Previously, he had been a Member of the Research Staff at Hughes Research Laboratories in Malibu, CA (Currently known as HRL Laboratories).

      Bernard Walik has been Executive Vice President of Operations since March 2005 and was, Vice President Operations from May 2004 until March 2005. Mr. Walik has over 25 years of laser/optics experience in both established and start-up companies. Prior to joining Ionatron, from March 2000 through May 2004, Mr. Walik was COO of Lasertel Inc., a manufacturer of high-power multi mode diode lasers. He was also Vice President of Manufacturing at Opto Power Corporation. During his tenure, Opto Power became the industry's first high-volume low cost production facility for high power diode lasers. Mr. Walik has held senior management positions on operations and manufacturing with industry leading companies in the design and manufacture of lasers for industrial, defense, medical and commercial global markets.

      Stephen A. McCommon has been the Vice President Finance and Chief Accounting Officer at Ionatron from March 2005 and prior thereto was the Accounting Manager since July 2004. Mr. McCommon has over 26 years experience in financial reporting and internal auditing for publicly held companies with additional experience in accounting systems conversions and regulatory compliance. Prior to his joining Ionatron, from March 2003 to July 2004, Mr. McCommon was an independent accounting consultant for various companies. He was the Controller of Molecular Diagnostics, Inc., a multi-national medical technology products company, from February 2002 to March 2003. He was the Corporate Controller of Heartland Technology, Inc. a hardware technology company from November 1999 to November 2001, and the Controller/General Manager of The Executive Registry, a privately held internet company from October 1998 to October 1999.

Committees of the Board of Directors

      Audit Committee. The Audit Committee of the Board of Directors is comprised of Messrs. Farley, Harlan and Hurley. The Board of Directors has determined that each of the members of the Audit Committee is an independent director within the meaning of Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers, Inc. ("NASD") applicable to NASDAQ listed companies and the applicable SEC rules. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the scope and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of our internal accounting controls. Mr. Farley has been designated the audit committee financial expert under applicable SEC rules and NASD Marketplace Rules. The Board has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A hereto.

      Employee Option and Stock Grant Committee. The Employee Option and Stock Grant Committee of the Board of Directors is comprised of Messrs. Howard and Harlan. The Employee Option and Stock Grant Committee Stock Option Committee is responsible for authorizing grants of awards, whether under the 2004 Stock Incentive Plan or any other stock option plan or stock incentive plan or outside of any such plan to employees, consultants and third parties, other than persons subject to Section 16 of the Securities Exchange Act of 1934 with respect to Ionatron.

Director Independence

      The Board has determined that Messrs. Farley, Harlan and Hurley and Admiral Steffens, meet the director independence requirements of the NASD Marketplace Rules.

Board Meetings

      The Board of Directors held three meetings during the year ended December 31, 2004. The Board also took action by unanimous written consent in lieu of meetings.

      The Audit Committee of the Board of Directors held four meetings during the year ended December 31, 2004.

      The Company reimburses directors for reasonable travel expenses incurred in connection with their activities on the Company's behalf, but the Company does not pay directors any fees for Board participation.

Code of Ethics and Business Conduct

      The Company has adopted a Code of Ethics and Business Conduct that applies to its employees, including its senior management, including its Chief Executive Officer and Chief Financial Officer and persons performing similar functions. Copies of the Code of Ethics and Business Conduct can be obtained, without charge, upon written request, addressed to: Corporate Secretary, Ionatron, Inc., 3590 East Columbia Street, Tucson, Arizona 85714.

Communications with the Board

      The Board of Directors has established a process for stockholders to send communications to the Board of Directors. Stockholders may communicate with the Board of Directors individually or as a group by writing to: The Board of Directors of Ionatron, Inc., c/o Corporate Secretary, 3590 East Columbia Street, Tucson, Arizona 85714. Stockholders should identify their communication as being from a stockholder of the Company. The Corporate Secretary may require reasonable evidence that the communication or other submission is made by a stockholder of the Company before transmitting the communication to the Board of Directors.

Consideration of Director Nominees

      Stockholders of the Company wishing to recommend director candidates to the Board of Directors must submit their recommendations in writing to the Board of Directors, c/o Corporate Secretary, 3590 East Columbia Street, Tucson, Arizona 85714.

      The Board of Directors does not have a standing nominating committee. As permitted by the NASD Marketplace Rules, the Company's "independent directors" (as defined in accordance with the NASD Marketplace Rules) recommend to the Board all director nominees for consideration and follow the process set forth below. The Company believes that the independent directors, who meet in executive session, serve the same function as a nominating committee would serve and, therefore, there is no need to form a separate committee.

      Messrs. Farley, Harlan and Hurley and Admiral Steffens participated in the consideration of director nominations for the 2005 Annual Meeting of Stockholders.

      The independent directors consider nominees recommended by the Company's stockholders provided that the recommendation contains sufficient information for the independent directors to assess the suitability of the candidate, including the candidate's qualifications. Candidates recommended by stockholders that comply with these procedures will receive the same consideration that candidates recommended by the Committee receive. The recommendations must also state the name of the stockholder who is submitting the recommendation. In addition, it must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under NASD Marketplace Rule 4200, or, alternatively, a statement that the recommended candidate would not be so barred. Each nomination is also required to set forth a representation that the stockholder making the nomination is a holder of record of capital stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated; a description of all arrangements and understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made by the stockholder; such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board of Directors; and the consent of each nominee to serve as a director of the Company if so elected. A nomination which does not comply with the above requirements or that is not received by the deadline referred to below will not be considered.

      The qualities and skills sought in prospective members of the board will be determined by the independent directors. Generally, director candidates must be qualified individuals who, if added to the Board, would provide the mix of director characteristics, experience, perspectives and skills appropriate for the Company. Criteria for selection of candidates will include, but not be limited to: (i) business and financial acumen, as determined by the Committee in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of the Company's industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to the Company. Such persons should not have commitments that would conflict with the time commitments of a Director of the Company.

Deadline and Procedures for Submitting Board Nominations

      A stockholder wishing to nominate a candidate for election to the Board at the Annual Meeting of Stockholders to be held in 2006 is required to give written notice containing the required information specified above addressed to the Nominating Committee, c/o Secretary of the Company, Ionatron, Inc., 3590 East Columbia Street, Tucson, Arizona 85714 of his or her intention to make such a nomination. The notice of nomination and other required information must be received by the Company's Secretary no later than January 29, 2006.

      With respect to the deadlines discussed above, if the date of the Annual Meeting of Stockholders to be held in 2006 is advanced by more than thirty days or delayed (other than as a result of adjournment) by more than thirty days from the anniversary of the Annual Meeting held in 2005, a stockholder must submit any such proposal to the Company no later than the close of business on the sixtieth day prior to the date of the 2006 Annual Meeting.

Executive Compensation

                           SUMMARY COMPENSATION TABLE

      The following table discloses for the periods presented the compensation for the person who served as our Chief Executive Officer and for each of our other executive officers (not including the Chief Executive Officer) whose total individual compensation exceeded $100,000 for our year ended December 31, 2004 (the "Named Executives").

                                                      Annual Compensation
                                             ---------------------------------------
                                                                                     Long-Term Compensation
                                                                     Other Annual       Awards Securities
Name and Principal Position         Year       Salary      Bonus     Compensation      Underlying Options
------------------------------------------------------------------------------------------------------------
Thomas Dearmin                      2004       $200,000     --            --                    --
  Chief Executive Officer,          2003        200,000     --            --                    --
  President and Chief               2002         23,000     --            --                    --
  Financial Officer

Robert Howard (1)                   2004         68,750     --            --                    --
  Chairman of the Board             2003             --     --            --                    --
                                    2002             --     --            --                    --

Joseph Hayden                       2004        175,000     --            --                    --
  Executive Vice President          2003        175,000     --            --                    --
  Programs                          2002         20,000     --            --                    --

Stephen William McCahon             2004        175,000     --            --                    --
  Executive Vice President          2003        175,000     --            --                    --
  of Engineering                    2002         20,000     --            --                    --

Bernard Walik                       2004        143,000     --            --                 100,000
  Executive Vice President of
  Operations

(1) Mr. Howard is compensated at the rate of $150,000 per year. Mr. Howard did not begin receiving any compensation until the third quarter of 2004 and worked sparingly prior to the third quarter of 2004. (2)

      None of the Named Executives received any long-term compensation awards during 2002, 2003 or 2004 except as noted in the table above.

                              OPTION GRANTS IN 2004

      The following table discloses the options granted to each of the Named Executives in 2004.

                                     Individual Grants
                                                    Percent of                                 Potential Realizable
                                     Number of        Total                                  Value at Assumed Annual
                                     Securities      Options                                   Rates of Stock Price
                                     Underlying     Granted to    Exercise of                    Appreciation For
                                       Options     Employees in    Base Price   Expiration         Options Term
          Name                       Granted (#)       2004          ($/Sh)        Date        5% ($)       10% ($)
           (a)                           (b)            (c)           (d)           (e)          (f)          (g)
Thomas Dearmin                           --             --            --            --
Robert Howard                            --             --            --            --
Joseph Hayden                            --             --            --            --
Stephen William McCahon                  --             --            --            --
Bernard Walik                          100,000          6%          $3.35        03/26/09      $92,554      $204,521

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

      The following table discloses the options that were exercised by the Named Executives in 2004 and the value of the remaining unexercised options at December 31, 2004.

                                                                        Number of
                                                                        Securities
                                                                        Underlying
                                                                        Unexercised       Value of Unexercised
                                                                        Options at       In-The-Money Options at
                                                                      Fiscal Year-End         Fiscal Year-End
                                        Shares                              (#)                     ($)
                                     Acquired on        Value          Exercisable /           Exercisable /
Name                                 Exercise (#)    Realized ($)      Unexercisable           Unexercisable
----                                 ------------    ------------      --------------       ----------------
  (a)                                    (b)             (c)                (d)                     (e)
Thomas Dearmin                            -               -                  -                       -
Robert Howard                             -               -                  -                       -
Joseph Hayden                             -               -                  -                       -
Stephen William McCahon                   -               -                  -                       -
Bernard Walik                             -               -            33,333 /66,667       $265,997 / $532,003

Director Compensation

      None of our directors received any cash compensation for serving in such capacity during 2004.

Compensation Committee Interlocks and Insider Participation

      The Company does not have a compensation committee. During 2004, none of the executive officers of the Company participated in deliberations with the Company's Board of Directors concerning executive officer compensation.

Report on Executive Compensation

      Except as set forth below, compensation of the Company's executive officers for the year ended December 31, 2004 was determined by the Board of Directors. There is no formal compensation policy for the Company's executive officers.

      Total compensation for executive officers consists of a combination of salaries, bonuses and stock option awards and is determined by the Board of Directors, based on the recommendation by the majority of "independent directors", as defined under Nasdaq Marketplace Rule 4200. None of the Company's executive officers has entered into an employment agreement with the Company. Compensation for the Company's executive officers in 2004 was set by the Board of Directors of the Company's predecessor (which was not a publicly traded company at that time) prior to its reverse merger with and into the Company.

      Base Salary. The independent directors review the salaries of executive officers for reasonableness based on job responsibilities and a review of compensation practices for comparable positions at corporations which compete with the Company in its business or are of comparable size and scope of operations. The independent directors' recommendations to the Board of Directors are based primarily on informal judgments reasonably believed to be in the best interests of the Company. In determining the base salaries of certain of the Company's executives, the independent directors consider the Company's performance and growth plans.

      Bonuses. The Independent directors recommend bonuses based on the Company's overall performance, profitability, working capital management and other qualitative and quantitative measurements, including individual performance goals based upon the Company's budget and financial objectives. In determining the amount of bonuses awarded, the independent directors consider the Company's revenues and profitability for the applicable period and each executive's contribution to the success of the Company.

      Stock Options and Other Stock-based Awards. Stock option awards and other stock-based awards are intended to attract, retain and motivate personnel by affording them an opportunity to receive additional compensation based upon the performance of the Company's Common Stock. The size, grant and type of actual awards is determined by the Committee on an individual basis, taking into account the individual's role in the Company and standard principals of reward, retention and recognition to which option grants are geared. The independent directors' recommendation as to the size of actual awards to individual executives is subjective, after taking into account the relative responsibilities and contributions of the individual employee.

                           Board of Directors
                               Robert Howard
                               Thomas Dearmin
                               George Farley
                               James Harlan
                               David Hurley
                               Rear Admiral Thomas W. Steffens (Ret.)

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires certain officers and directors of Ionatron, Inc., and any persons who own more than 10% of the common stock outstanding to file forms reporting their initial beneficial ownership of shares and subsequent changes in that ownership with the Securities and Exchange Commission and the NASDAQ Stock Market. Officers and directors of Ionatron, Inc., and greater than 10% beneficial owners are also required to furnish the Company with copies of all such Section 16(a) forms they file.

      Based solely on a review of the copies of the forms furnished to the Company, the Company believes that during the 2004 year, its officers, directors and 10% beneficial owners complied with all section 16(a) filing requirements, except that there was one late filing of Form 4 by Robert Howard, Fred Heiden, Brad Holsworth, Richard Raleigh and Jon Schulberg.

Performance Graph

      The following line graph compares from December 31, 1999 through December 31, 2004, the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the stock comprising the Nasdaq Market Value Index and an index of issuers classified under the Search, Detection, Navigation, Guidance, Aeronautical Sys. Standard Industrial Classification ("SIC"). This comparison assumes $100.00 was invested on December 31, 1999 in the Company's common stock and in each of the foregoing indices and assumes reinvestment of all cash dividends, if any, paid on such securities.

      The Company has not paid any dividends and, therefore, the cumulative total return calculation for the Company is based solely upon the fluctuations in the stock price. The Historical stock price is not necessarily indicative of future stock price performance.

                             Stock Performance Graph

      Comparative Cumulative Total Return Among the Company, Nasdaq Market
                      Index and the Nasdaq Industrial Index

                                                                 At December 31,
                                         -----------------------------------------------------------------------
                                             1999        2000       2001        2002        2003       2004
                                             ----        ----       ----        ----        ----       ----
Ionatron, Inc..................             100.00      35.56       17.78       17.07      17.78     402.84
SIC Number Index...............             100.00     131.21      145.25      146.02     176.65     234.02
Nasdaq Market Value Index......             100.00      62.85       50.10       34.95      52.55      56.97

                          VOTING SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information regarding the beneficial ownership of our Common Stock, based on information provided by the persons named below in publicly available filings, as of the Record Date:

      o     each of the our directors and executive officers;

      o     all directors and executive officers of our as a group; and

      o each person who is known by us to beneficially own more than five percent of the outstanding shares of our Common Stock.

      Unless otherwise indicated, the address of each beneficial owner is care of Ionatron, 3590 East Columbia Street, Tucson, Arizona 85714. Unless otherwise indicated, the Company believes that all persons named in the following table have sole voting and investment power with respect to all shares of common stock that they beneficially own.

      For purposes of this table, a person is deemed to be the beneficial owner of the securities if that person has the right to acquire such securities within 60 days of the Record Date upon the exercise of options or warrants. In determining the percentage ownership of the persons in the table below, we assumed in each case that the person exercised all options and warrants which are currently held by that person and which are exercisable within such 60 day period, but that options and warrants held by all other persons were not exercised, and based the percentage ownership on 71,202,113 shares outstanding on the Record Date.

                                                                           Percentage of
                                                                              Shares
                                         Number of Shares Beneficially     Beneficially
Name and Address of Beneficial Owner                 Owned                   Owned (1)
------------------------------------                 -----                   ---------
Robert Howard(2)                                 24,871,062 (3)                 34.9%
Thomas Dearmin                                    9,322,751                     13.1
Joseph C. Hayden                                  6,308,468                      8.9
Stephen McCahon                                   6,297,468                      8.8
Bernard Walik                                       143,334 (4)                   *
Stephen A. McCommon                                  25,000 (4)                   *
George Farley                                       187,500 (4)                   *
James Harlan                                        125,000 (4)                   *
David Hurley                                        125,000 (4)                   *
Thomas W. Steffens                                  125,000 (4)                   *

All directors and executive officers as a group
(10 persons)                                     47,530,583                     66.1%

      * Less than 1%

(1) Computed based upon the total number of shares of Common Stock underlying options held by that person exercisable within 60 days of the Record Date.

(2)   The address of Mr. Howard is 303 East 57th Street, New York, New York
      10022.

(3) Includes 2,500,000 shares of common stock held by Robert Howard Family LLC ("LLC"). Mr. Howard has shared dispositive power over the shares held by LLC.

(4)   Includes options exercisable within 60 days of the Record Date.

Securities Authorized for issuance under Equity Compensation Plans

      The following table details information regarding our existing equity compensation plans as of the Record Date.

                      Equity Compensation Plan Information

                                                                              Number of securities
                                                                            remaining available for
                                                                             future issuance under
                                    Number of securities   Weighted-average   equity compensation
                                      to be issued upon    exercise price       plans (excluding
                                         exercise of       of outstanding   securities reflected in
Plan category                        outstanding options       options            column (a))

                                            (a)                  (b)                  (c)
Equity compensation plans
approved by security holders              3,354,592         $        3.53          1,615,225

Equity compensation plans not
approved by security holders                659,000         $        2.56                 --
Total                                     4,013,592         $        3.37          1,615,225

      Following is a description of our stock option plans and stock incentive plan. Prior to the Merger, Ionatron did not have any stock option plans.

      In September 1991, we adopted a stock option plan (the "1991 Plan") pursuant to which 700,000 shares of Common Stock have been reserved for issuance upon the exercise of options designated as either (i) options intended to constitute incentive stock options ("ISOs") under the Internal Revenue Code of 1986, as amended (the "Code") or (ii) non-qualified options ("NQOs"). ISOs may be granted under the 1991 Plan to our employees and officers. NQOs may be granted to consultants, directors (whether or not they are employees), and to our employees or officers.

      The purpose of the 1991 Plan is to encourage stock ownership by certain of our directors, officers and employees and certain other persons instrumental to our success and give them a greater personal interest in our success. The 1991 Plan is administered by the Board of Directors. The Board, within the limitations of the 1991 Plan, determines the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, the duration and rate of exercise of each option, the option purchase price per share and the manner of exercise, the time, manner and form of payment upon exercise of an option, and whether restrictions such as repurchase rights in Ionatron Inc. are to be imposed on shares subject to options.

      ISOs granted under the 1991 Plan may not be granted at a price less than the fair market value of the common stock on the date of grant (or 110% of fair market value in the case of persons holding 10% or more of the voting stock of Ionatron Inc.). The aggregate fair market value of shares for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all of our stock option plans and those of any related corporation) may not exceed $100,000. NQOs granted under the 1991 Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant. Options granted under the 1991 Plan will expire not more than ten years from the date of grant (five years in the case of ISOs granted to persons holding 10% or more of our voting stock).

      We have adopted a Non-Employee Director Stock Option Plan (the "Director Plan"). Only non-employee directors of Ionatron Inc. are eligible to receive grants under the Director Plan. The Director Plan provided that eligible directors automatically receive a grant of options to purchase 5,000 shares of common stock at fair market value upon first becoming a director and, thereafter, an annual grant, in January of each year, of 5,000 options at fair market value. Options to purchase an aggregate of up to 100,000 shares of Common Stock are available for automatic grants under the Director Plan. No additional grants shall be made under the Director Plan.

      We have adopted a 1995 Stock Option Plan ("1995 Plan") which provides for grants of options to purchase up to 1,500,000 shares of common stock. The Board of Directors or the Stock Option Committee (the "Committee"), as the case may be, will have discretion to determine the number of shares subject to each NQO (subject to the number of shares available for grant under the 1995 Plan and other limitations on grant set forth in the 1995 Plan), the exercise price thereof (provided such price is not less than the par value of the underlying shares of Common Stock), the term thereof (but not in excess of 10 years from the date of grant, subject to earlier termination in certain circumstances), and the manner in which the option becomes exercisable (amounts, intervals and other conditions). Directors who are also employed by us will be eligible to be granted ISOs or NQOs under such plan. The Board or Committee, as the case may be, also has discretion to determine the number of shares subject to each ISO, the exercise price and other terms and conditions thereof, but their discretion as to the exercise price, the term of each ISO and the number of ISOs that may vest in any calendar year is limited by the same Code provisions applicable to ISOs granted under the 1995 Plan.

      We have adopted a 1997 Stock Option Plan ("1997 Plan") which provides for grants of options to purchase up to 1,500,000 shares of Common Stock. The Board of Directors or the Committee of the 1997 Plan, as the case may be, will have discretion to determine the number of shares subject to each NQO (subject to the number of shares available for grant under the 1997 Plan and other limitations on grant set forth in the 1997 Plan), the exercise price thereof (provided such price is not less than the par value of the underlying shares of Common Stock), the term thereof (but not in excess of 10 years from the date of grant, subject to earlier termination in certain circumstances), and the manner in which the option becomes exercisable (amounts, intervals and other conditions). Directors who are also our employees will be eligible to be granted ISOs or NQOs under such plan. The Board or Committee, as the case may be, also has discretion to determine the number of shares subject to each ISO, the exercise price and other terms and conditions thereof, but their discretion as to the exercise price, the term of each ISO and the number of ISOs that may vest in any calendar year is limited by the same Code provisions applicable to ISOs granted under the 1997 Plan.

      We have also adopted a 1999 Stock Option Plan ("1999 Plan") which provides for grants of options to purchase up to 900,000 shares of common stock. The Board of Directors or the Committee of the 1999 Plan, as the case may be, will have discretion to determine the number of shares subject to each NQO (subject to the number of shares available for grant under the 1999 Plan and other limitations on grant set forth in the 1999 Plan), the exercise price thereof (provided such price is not less than the fair market value of the underlying shares of Common Stock), the term thereof (but not in excess of 10 years from the date of grant, subject to earlier termination in certain circumstances), and the manner in which the option becomes exercisable (amounts, intervals and other conditions). Directors who are also our employees will be eligible to be granted ISOs or NQOs under such plan. The Board or Committee, as the case may be, also has discretion to determine the number of shares subject to each ISO, the exercise price and other terms and conditions thereof, but their discretion as to the exercise price, the term of each ISO and the number of ISOs that may vest in any calendar year is limited by the same Code provisions applicable to ISOs granted under the 1999 Plan.

      On April 29, 2004, our stockholders approved our 2004 Stock Incentive Plan ("2004 Plan"), which provides for the grant of any or all of the following types of awards: (1) stock options, which may be either incentive stock options or non-qualified stock options, (2) restricted stock, (3) deferred stock and (4) other stock-based awards. A total of 3,000,000 shares of common stock have been reserved for distribution pursuant to the 2004 Plan.

      We have, from time to time, also granted non-plan options to certain officers, directors, employees and consultants.

                          VOTING SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The Company's Chairman, a significant stockholder, has provided funds from the inception of the Company under a revolving credit arrangement. The maximum amount borrowed was $5.3 million. After pay down of $500,000 and contribution of $2 million of the revolving credit into equity in the first quarter of 2004, the remainder of $2.8 million was incorporated into a new $3 million revolving credit arrangement with the same terms as the original revolving credit agreement. The note payable to stockholder bears interest at a variable annual rate equal to the prime rate plus 2%, is due upon demand subject to Board approval, and is collateralized by the assets of our subsidiary, Ionatron Technologies, Inc. $2.8 million and $4.3 million were outstanding under the revolving credit arrangements at December 31, 2004 and December 31, 2003, respectively. Interest paid to stockholder was approximately $211,000 and $196,000 for the year ended December 31, 2004 and 2003, respectively.

      We lease office, manufacturing and storage space at our Tucson facility at an annual rental of $330,000 under a non-cancelable operating lease agreement from a company that is majority owned by our Chairman and other principal stockholders. The lease expires in November 2012, contains renewal options and an escalation provision at the end of five years that increases our annual rent by $49,500. We are also responsible for certain property related costs, including insurance, utilities and property taxes. Our rental payments were $635,000 for rent expense recognized in both 2003 and 2004.

                                   PROPOSAL I

                     AMENDMENT OF 2004 STOCK INCENTIVE PLAN

      In April 2005, upon the recommendation of the independent directors, the Board of Directors approved amendments to the 2004 Stock Incentive Plan (the "2004 Plan"), subject to approval by the stockholders of the Company, to (i) increase the number of shares of Common Stock authorized for issuance under the 2004 Plan by 2,000,000 Shares from 3,000,000 shares to 5,000,000 shares, (ii)
set the maximum number of shares of Common Stock which may be issued upon the exercise of Incentive Stock Options (defined below) at 3,000,000 shares.

Reasons for the Proposed Amendment

      Under the 2004 Plan, of the 3,000,000 shares of Common Stock authorized under the Plan, 1,615,225 shares were available for future grant or award as of the Record Date. The Purpose of the increase is to provide sufficient shares for future option grants and stock-based awards to officers, employees, directors and independent consultants and contractors of the Company.

      The Board believes that, to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, employees and other key persons and to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to officers, directors, employees, independent consultants and contractors who perform services for the Company, through the granting of stock options, restricted stock, deferred stock or other stock-based awards, the opportunity to participate in the value and/or appreciation in value of the Company's Common Stock. The Board has found that the grant of options under the 2004 Plan and its existing stock option plans has proven to be a valuable tool in attracting, retaining and motivating key employees and consultants. Accordingly, the Board believes that the 2004 Plan, which provides the Board greater flexibility with respect to certain terms under which awards that may be granted, as well as different types of awards, (a) will provide the Company with significant means to attract and retain talented personnel, (b) will result in saving cash, which otherwise would be required to maintain current employees and adequately attract and reward personnel and others who perform services for the Company, and (c) consequently, will prove beneficial to the Company's ability to be competitive. The Company believes that there is not a sufficient amount of options and stock awards available for future grant under the 2004 Plan and its other existing stock option plans.

      There are two reasons for seeking stockholder approval of the proposed amendment to the 2004 Plan. One is to satisfy a Nasdaq Stock Market requirement that requires companies whose shares are reported on the Nasdaq National Market to obtain stockholder approval of amendments to stock plans for directors, officers or key employees. The second reason is to satisfy requirements of the Internal Revenue Code of 1986, as amended (the "Code") which require stockholder approval of the amendment in order for options granted for the additional shares issuable under the 2004 Plan to qualify as incentive stock options to the extent so designated and for the 2004 Plan to satisfy one of the conditions of Section 162(m) applicable to performance-based compensation.

      If the stockholders do not approve the proposed amendment to the 2004 Plan, then the maximum number of shares issuable under the 2004 Plan will remain at 3,000,000 shares.

      The purpose of the proposed amendment to establish a maximum number of shares of Common Stock which may be issued upon the exercise of Incentive Stock Options is to comply with a recent issued Internal Revenue Service regulations relating to grants of Incentive stock Options.

Awards Under the 2004 Stock Incentive Plan

      Information concerning options granted in 2004 to the Named Executives is set forth under "Executive Compensation - Option Grants in 2004" above. Options granted in 2004 were based on the number of options available for grant under the 2004 Plan at the time of grant. As of the Record Date, the Company has not granted any restricted stock, deferred stock or other stock-based awards. The following table sets forth information regarding options granted under the 2004 Plan as of the Record Date.

    Name and Position                                        Amount of Options
--------------------------------------------------------------------------------
Thomas C. Dearmin                                                     0
Chief Executive Officer, President and Chief
    Financial Officer

Robert Howard                                                         0
Chairman of the Board
(Nominee)

Joseph C. Hayden                                                      0
Executive Vice President Programs

Stephen W. McCahon                                                    0
Executive Vice President Engineering

Bernard Walik                                                      200,000
Executive Vice President Operations

Stephen A. McCommon                                                 62,000
Vice President of Finance and
   Chief Accounting Officer

George P. Farley                                                   150,000
Director

James K. Harlan                                                    100,000
Director

David C. Hurley                                                    100,000
Director

Admiral Thomas W. Steffens (Ret.)                                  100,000
Director (Nominee)

Executive Officers and Directors                                   712,000

Non-Executive Director Group                                       450,000

Non-Executive Officer Employee Group                               672,775

      The Board has not made any other determinations with respect to the grant of any options covering the additional shares of Common Stock authorized by the amendment to any director, executive officer or other employee of the Company, although it may do so in the future.

      On the Record Date, the last sale price of the Common Stock was $7.85 per share as reported on the Nasdaq National Market. As of the Record Date, stock options for an aggregate of 1,384,775 shares were awarded under the 2004 Plan of which options to purchase an aggregate of 262,000 shares were awarded to executive officers at exercise prices ranging from $5.10 to $7.16 per share and options to purchase an aggregate of 450,000 shares were awarded to directors at exercise prices ranging from $5.76 to $8.40 per share.

Summary of the 2004 Plan

      The following summary of the 2004 Plan, as currently in effect, does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the 2004 Plan, set forth as Appendix B to this Proxy Statement.

      The 2004 Plan provides for the grant of any or all of the following types of awards (collectively, "Awards"): (a) stock options, (b) restricted stock, (c) deferred stock and (d) other stock-based awards. Awards may be granted singly, in combination, or in tandem, as determined by the Board of Directors (the "Board") or the Committee (as defined below). Subject to anti-dilution adjustments as provided in the 2004 Plan, (i) a total of 3,000,000 shares of Common Stock have been reserved for distribution pursuant to the 2004 Plan, and
(ii) the maximum number of shares of Common Stock that may be issued to any individual participant under the 2004 Plan may not exceed 2,000,000 shares during the term of the 2004 Plan.

      The 2004 Plan may be administered by the Board or a Committee (the "Committee") consisting of two or more members of the Board appointed by the Board. The Board or the Committee will determine, among other things, the persons to whom Awards will be granted, the type of Awards to be granted, the number of shares subject to each Award and the share price. The Board or the Committee will also determine the term of each Award, the restrictions or limitations thereon, and the manner in which each such Award may be exercised or, if applicable, the extent and circumstances under which Common Stock and other amounts payable with respect to an Award will be deferred. The 2004 Plan will become effective upon its approval and adoption at the Annual Meeting (the "Effective Date") and no Award shall be granted pursuant to the 2004 Plan on or after the tenth anniversary of the Effective Date.

      Stock Options. The 2004 Plan provides for the grant of "incentive stock options" ("Incentive Stock Options"), as defined in Section 422 of the Code, and for options not qualifying as Incentive Stock Options ("Non-Qualified Stock Options"). The Board or the Committee, as the case may be, shall determine those persons to whom stock options may be granted.

      Incentive Stock Options granted pursuant to the 2004 Plan are nontransferable by the optionee during his lifetime. Options granted pursuant to the 2004 Plan will expire if not exercised within 10 years of the grant (five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary of the Company immediately before the grant ("10% Stockholder")), and under certain circumstances set forth in the 2004 Plan, may be exercised within three (3) months following termination of employment (one year in the event of death, retirement or disability of the optionee), unless the term of the option, pursuant to the stock option agreement, expires earlier. Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board or the Committee. The exercise price of an Incentive Stock Option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder may not be less than 110% of such fair market value. The exercise price of a Non-Qualified Stock Option may be less than such fair market value on the date of grant.

      Under the 2004 Plan, the Company may not, in the aggregate, grant Incentive Stock Options that are first exercisable by any optionee during any calendar year (under all such plans of the optionee's employer corporation and its "parent" and "subsidiary" corporations, as those terms are defined in
Section 424 of the Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted) exceeds $100,000.

      The 2004 Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of Common Stock subject to Awards which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants. No shares of Common Stock of the Company may be issued upon the exercise of any option granted under the 2004 Plan until the full option price has been paid by the optionee. The Board of Directors or the Committee may grant individual options under the 2004 Plan with more stringent provisions than those specified in the 2004 Plan.

      Options become exercisable in such amounts, at such intervals and upon such terms and conditions as the Board of Directors or the Committee provides. Stock options granted under the 2004 Plan are exercisable until the earlier of
(i) a date set by the Board of Directors or Committee at the time of grant or
(ii) the close of business on the day before the tenth anniversary of the stock option's date of grant (the day before the fifth anniversary in the case of an Incentive Stock Option granted to a 10% Stockholder). The 2004 Plan will remain in effect until all stock options are exercised or terminated. Notwithstanding the foregoing, no options may be granted on or after the tenth anniversary of the Effective Date.

Restricted and Deferred Stock Awards. Under the 2004 Plan, the Board or the Committee may grant shares of restricted Common Stock either alone or in tandem with other Awards. Restricted and Deferred Stock awards give the recipient the right to receive a specified number of shares of Common Stock, subject to such terms, conditions and restrictions as the Board or the Committee deems appropriate. Restrictions may include limitations on the right to transfer the stock until the expiration of a specified period of time and forfeiture of the stock upon the occurrence of certain events such as the termination of employment prior to expiration of a specified period of time. In addition, a participant in the 2004 Plan who has received a Deferred Stock Award may request, under certain conditions, the Board or the Committee to defer the receipt of an Award (or an installment of an Award) for an additional specified period or until the occurrence of a specified event.

Other Stock Based Awards. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any parent or subsidiary of the Company, may be granted either alone or in tandem with other Awards.

Certain Federal Income Tax Consequences of the 2004 Plan

      The following is a brief summary of the Federal income tax aspects of Awards made under the 2004 Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

      1. Incentive Stock Options. The optionee will recognize no taxable income upon the grant or exercise of an Incentive Stock Option. Upon a disposition of the shares of Common Stock received upon exercise of an Incentive Stock Option after the later of two years from the date of grant and one year after the transfer of the shares to the optionee, (a) the optionee will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets in his or her hands; and (b) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment to the optionee for his or her taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the optionee. In the case of a disposition of shares in the same taxable year as the exercise where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

      If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above, (a) the optionee will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (b) the Company will qualify for a deduction equal to any such amount recognized, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code. The optionee will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets in his or her hands, as short-term or long-term capital gain, depending on the length of time that the optionee held the shares, and the Company will not qualify for a deduction with respect to such excess.

      Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following the termination of the optionee's employment, the option will generally be taxed as a Non-Qualified Stock Option. See "Non-Qualified Stock Options."

      2. Non-Qualified Stock Options. With respect to Non-Qualified Stock Options issued for the performance of services, (a) upon grant of the option, the optionee will recognize no income; (b) upon exercise of the option (if the shares are not subject to a substantial risk of forfeiture), the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirements that the compensation be reasonable and not limited under
Section 162(m) of the Code; (c) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the optionee; and (d) on a sale of the shares, the optionee will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as short-term or long-term capital gain or loss if the shares are capital assets in the optionee's hands depending upon the length of time that the optionee held the shares. If the optionee's shares acquired upon exercise are subject to a substantial risk of forfeiture, the optionee will have an election to treat the exercise as a taxable event or defer the Federal income tax consequences according to the rules described below in "Stock Awards."

      3. Stock Awards issued for the performance of services. Unless a participant otherwise elects to be taxed upon receipt of shares of restricted or deferred stock under the 2004 Plan, the participant must include in his or her taxable income the difference between the fair market value of the shares and the amount paid, if any, for the shares, as of the first date the participant's interest in the shares is no longer subject to a substantial risk of forfeiture or such shares become transferable. A participant's rights in stock awarded under the 2004 Plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. Where shares of stock received under the 2004 Plan are subject to a substantial risk of forfeiture, the participant can elect to report the difference between the fair market value of the shares on the date of receipt and the amount paid, if any, for the stock as ordinary income in the year of receipt. To be effective, the election must be filed with the Internal Revenue Service within 30 days after the date the shares are transferred to the participant. The Company is entitled to a Federal income tax deduction equal in amount to the amount includable as compensation in the gross income of the participant, subject to the requirements that the compensation be reasonable and not limited under
Section 162(m) of the Code. The amount of taxable gain arising from a participant's sale of shares of restricted stock acquired pursuant to the 2004 Plan is equal to the excess of the amount realized on such sale over the sum of the amount paid, if any, for the stock and the compensation element included by the participant in taxable income.


      4. Other Tax Matters. If unmatured installments of Awards are accelerated as a result of a Change of Control (as defined in the 2004 Plan), any amounts received from the exercise by a participant of a stock option, the lapse of restrictions on restricted stock or the deemed satisfaction of conditions of performance-based Awards may be included in determining whether or not a participant has received an "excess parachute payment" under Section 280G of the Code, which could result in (a) the imposition of a 20% Federal excise tax (in addition to Federal income tax) payable by the participant on certain payments of Common Stock or cash resulting from such exercise or deemed satisfaction of conditions of performance Awards from such exercise or deemed satisfaction of conditions of performance awards or, in the case of restricted stock, on all or a portion of the fair market value of the shares on the date the restrictions lapse and (b) the loss by the Company of a compensation deduction.

Recommendation

      The Board of Directors unanimously recommends that shareholders vote "FOR" this proposal.

                              INDEPENDENT AUDITORS

      BDO Seidman, LLP ("BDO") reported on the financial statements of the Company for the years ended December 31, 2003 and 2004. The Audit Committee has retained BDO to perform audit services for the year ending December 31, 2005. Representatives of BDO are expected to be present at the Annual Meeting. On March 18, 2004, U.S. Home & Garden ("USHG") merged into Ionatron, Inc. BDO was the auditor for both USHG and Ionatron.

      Fees Paid to Independent Auditors

      The following is a summary of the fees billed to the Company by BDO for professional services rendered for the years ended December 31, 2003 and 2004:

                           2003           2004
                         ----------    -----------
Audit Fees                 $29,000       $266,395
Audit-Related Fees              --         77,625
Tax Fees                        --          2,450

      The fees billed to USHG were $0 and $235,445 for 2004 and 2003, respectively. Fees for audit services include fees associated with the annual audit of the Company and its subsidiaries, the review of the Company's quarterly reports on Form 10-Q and the internal control evaluation under Section 404 of the Sarbanes-Oxley Act of 2002. Audit-related fees principally include the audit of the historical financial statements of North Star Research Corp. and advisory work related to SEC reporting matters. Tax fees include tax compliance, tax advice and tax planning related to Federal and State tax matters.

      Pre-approval policies and procedures

      Consistent with the Securities and Exchange Commission requirements regarding auditor independence, our Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by our principal accountant. Under the policy, the Audit Committee must approve non-audit services prior to the commencement of the specified service. Our principal accountants have verified, and will verify annually, to our Audit Committee that they have not performed, and will not perform any prohibited non-audit service.

      The Audit Committee had considered whether the provision of services described above is compatible with maintaining BDO's independence.

      Audit Committee Report

      In early 2004, the Audit Committee met with management and representatives of BDO Seidman, LLP to review preparations for the audit and the procedures and timing of the audit of the Company's financial statements. Throughout 2004, the committee also had teleconferences with BDO to discuss each of the Company's Form 10-Q's that were filed. BDO discussed their review and their findings for each quarterly report. During the fourth quarter of 2004 the Audit Committee met with representatives of BDO to review and discuss plans for the audit of the Company's financial statements for the year ended December 31, 2004, the evaluation of internal controls over the Company's financial statements in under
Section 404 of the Sarbanes-Oxley Act of 2002 and to discuss the accounting treatment of certain financial items. Following completion of the audit of the Company's financial statements, the Audit Committee met with representatives of BDO Seidman, LLP and with the Company's management to review the audit findings. The Audit Committee also conducted discussions with the Company's independent auditors, BDO Seidman, LLP, regarding the matters required by the Statement on Auditing Standards No. 61. As required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," the Audit Committee has discussed with and received the required written disclosures and confirming letter from BDO Seidman, LLP and with the Company's management regarding its independence and has discussed with BDO Seidman, LLP its independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004.

                        Audit Committee of the Board of Directors:
                           George Farley (Chairman)
                           James Harlan
                           David Hurley

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

      Stockholders who wish to present proposals appropriate for consideration at the Company's Annual Meeting of Stockholders for its year ending December 31, 2005 to be held in the year 2006 must submit the proposal in proper form to the Secretary of the Company at its address set forth on the first page of this Proxy Statement (or such other address as then constitutes its executive offices) not later than January 28, 2006 in order for the proposition to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Such proposals must be presented in a manner consistent with the Company's By-Laws and applicable laws. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company at 3590 East Columbia Street, Tucson, Arizona 85714.

      If a stockholder submits a proposal after the April 13, 2006 deadline but still wishes to present the proposal at the Company's Annual Meeting of Stockholders (but not in the Company's proxy statement) for the year ending December 31, 2005, the proposal, which must be presented in a manner consistent with the Company's By-Laws and applicable law, must be submitted to the Secretary of the Company in proper form at the address set forth above no later than April 14, 2006.

      The Company did not receive notice of any proposed matter to be submitted by stockholders for a vote at this Annual Meeting and, therefore, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by the Company's Board of Directors and received in respect of this Annual Meeting will be voted in the discretion of the Company's management on such other matter which may properly come before the Annual Meeting. Moreover, if the Company does not receive notice by April 14, 2006 of a proposed matter to be submitted by a stockholder for stockholders vote at the Annual Meeting of Stockholders for the year ending December 31, 2005, then, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by the Company's Board of Directors in respect of such Annual Meeting may be voted at the discretion of such persons on such matter if it shall properly come before such Annual Meeting.

      With respect to the deadlines discussed above, if the date of the Annual Meeting to be held in 2006 is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the Annual Meeting held in 2005, a shareholder must submit any such proposal to the Company no later than the close of business on the 60th day prior to the date of the 2006 Annual Meeting.

                                OTHER INFORMATION

      A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2004 IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON MAY 10, 2005.

      The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                                By order of the Board
                                                of Directors,

                                                Robert Howard
                                                Chairman

May 27, 2005

                                                                      APPENDIX A

                             AUDIT COMMITTEE CHARTER

                                     Purpose

      There shall be a committee of the board of directors (the "Board") to be known as the audit committee. The audit committee's purpose is to:

      (A) oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company; and

      (B) prepare an audit committee report as required by the SEC's rules to be included in the Company's annual proxy statements, or, if the Company does not file a proxy statement, in the Company's annual report filed on Form 10-K with the SEC.

                                   Composition

      The audit committee shall have at least three (3) members, each of whom must meet the following conditions: (i) be independent as defined under Rule 4200(a)(15) of The Nasdaq Stock Market (except as set forth in Rule 4350
(d)(2)(B)); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (subject to the exemptions provided in Rule 10A-3(c)); (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including a Company's balance sheet, income statement, and cash flow statement. Additionally, at least one member of the audit committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

      The Board shall elect or appoint a chairperson of the audit committee (or, if it does not do so, the audit committee members shall elect a chairperson by vote of a majority of the full committee); the chairperson will have authority to act on behalf of the audit committee between meetings.

                     Specific Responsibilities and Authority

      The specific responsibilities and authority of the audit committee shall be as follows:

      (A) be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the audit committee.

      (B) establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters;

      (C) have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties;

      (D) receive appropriate funding from the Company, as determined by the audit committee in its capacity as a committee of the Board, for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisers employed by the audit committee; and (iii) ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties;

      (E) ensure its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor;

      (F) report regularly to the Board;

      (G) make an annual performance evaluation of the audit committee;

      (H) review and reassess the adequacy of the audit committee's charter annually;

      (I) comply with all preapproval requirements of Section 10A(i) of the Securities Exchange Act of 1934 and all SEC rules relating to the administration by the audit committee of the auditor engagement to the extent necessary to maintain the independence of the auditor as set forth in 17 CFR Part 210.2-01(c)(7); and

      (J) make such other recommendations to the Board on such matters, within the scope of its function, as may come to its attention and which in its discretion warrant consideration by the Board.

                                    Meetings

      The audit committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require. One or more meetings may be conducted in whole or in part by telephone conference call or similar means if it is impracticable to obtain the personal presence of each audit committee member. The Company shall make available to the audit committee, at its meetings and otherwise, such individuals and entities as may be designated from time to time by the audit committee, such as members of management including (but not limited to) the internal audit and accounting staff, the independent auditors, inside and outside counsel, and other individuals or entities (whether or not employed by the Company and including any corporate governance employees and individuals or entities performing internal audit services as independent contractors).

                                   Delegation

      Any duties and responsibilities of the audit committee, including, but not limited to, the authority to preapprove all audit and permitted non-audit services, may be delegated to one or more members of the audit committee or a subcommittee of the audit committee.

                                   Limitations

      The audit committee is responsible for the duties and responsibilities set forth in this charter, but its role is oversight and therefore it is not responsible for either the preparation of the Company's financial statements or the auditing of the Company's financial statements. The members of the audit committee are not employees of the Company and may not be accountants or auditors by profession or experts in accounting or auditing. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls, subject, in each case, to the oversight of the audit committee described in this charter. The review of the financial statements by the audit committee is not of the same character or quality as the audit performed by the independent auditors. The oversight exercised by the audit committee is not a guarantee that the financial statements will be free from mistake or fraud. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                                                                      APPENDIX B

                                 Ionatron, Inc.
                            2004 Stock Incentive Plan

Section 1. Purposes; Definitions.

      The purpose of the Ionatron, Inc. 2004 Stock Incentive Plan is to enable Ionatron, Inc. to offer to those of its employees and to the employees of its Subsidiaries and other persons who are expected to contribute to the success of the Company, long term performance-based stock and/or other equity interests in the Company, thereby enhancing their ability to attract, retain and reward such key employees or other persons, and to increase the mutuality of interests between those employees or other persons and the shareholders of U.S. Home & Garden Inc.

For purposes of the Plan, the following terms shall be defined as set forth below:

      (a)   "Board" means the Board of Directors of Ionatron, Inc.

      (b) "Cause" shall have the meaning ascribed thereto in Section 5(b) (ix) below.

      (c)   "Change of Control" shall have the meaning ascribed thereto in
            Section 9 below.

      (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time and any successor thereto.

      (e) "Committee" means any committee of the Board, which the Board may designate.

      (f) "Company" means U.S. Home & Garden Inc., a corporation organized under the laws of the State of Delaware.

      (g) "Deferred Stock" means Stock to be received, under an award made pursuant to Section 7 below, at the end of a specified deferral period.

      (h) "Disability" means disability as determined under procedures established by the Board or the Committee for purposes of the Plan.

      (i) "Early Retirement" means retirement, with the approval of the Board or the Committee, for purposes of one or more award(s) hereunder, from active employment with the Company or any Parent or Subsidiary prior to age 65.

      (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended, as in effect from time to time.

      (k) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the principal market for the Stock is a national securities exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ) or the Over The Counter Bulletin Board, the closing sale price of the Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system or quotation medium, or (b) if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on NASDAQ or the Over The Counter Bulletin Board, the mean between the closing bid sale price for the Stock on such day as reported by NASDAQ or the National Quotation Bureau, Inc.; provided that if clauses (a) and (b) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Stock shall be determined by the Board of Directors or the Committee, as the case may be, which determination shall be conclusive as to the Fair Market Value of the Stock.

      (l) "Incentive Stock Option" means any Stock Option which is intended to be and is designated as an "incentive stock option" within the meaning of Section 422 of the Code, or any successor thereto.

      (m) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

      (n) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

      (o) "Other Stock-Based Award" means an award under Section 8 below that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

      (p) "Parent" means any present or future parent of the Company, as such term is defined in Section 424(e) of the Code, or any successor thereto.

      (q) "Plan" means this U.S. Home & Garden Inc. 2004 Stock Incentive Plan, as hereinafter amended from time to time.

      (r) "Restricted Stock" means Stock, received under an award made pursuant to Section 6 below, that is subject to restrictions imposed pursuant to said Section 6.

      (s)   "Retirement" means Normal Retirement or Early Retirement.

      (t) "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Exchange Act, as in effect from time to time, and any successor thereto.

      (u) "Securities Act" means the Securities Act of 1933, as amended, as in effect from time to time.

      (v) "Stock" means the Common Stock of the Company, $.001 par value per share.

      (w) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

      (x) "Subsidiary" means any present or future (A) subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code, or any successor thereto, or (B) unincorporated business entity in which the Company owns, directly or indirectly, 50% or more of the voting rights, capital or profits.

Section 2. Administration.

      The Plan shall be administered by the Board, or at its discretion, the Committee, the membership of which shall consist solely of two or more members of the Board, each of whom shall serve at the pleasure of the Board and shall be a "Non-Employee Director," as defined in Rule 16b-3, and an "outside director," as defined in Section 162(m) of the Code, and shall be at all times constituted so as not to adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or with the requirements of any other applicable law, rule or regulation.

      The Board or the Committee, as the case may be, shall have the authority to grant, pursuant to the terms of the Plan, to officers and other employees or other persons eligible under Section 4 below: (i) Stock Options, (ii) Restricted Stock, (iii) Deferred Stock, and/or (iv) Other Stock-Based Awards.

      For purposes of illustration and not of limitation, the Board or the Committee, as the case may be, shall have the authority (subject to the express provisions of the Plan):

      (i) to select the officers, other employees of the Company or any Parent or Subsidiary and other persons to whom Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards may be from time to time granted hereunder;

      (ii) to determine the Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards, or any combination thereof, if any, to be granted hereunder to one or more eligible persons;

      (iii) to determine the number of shares of Stock to be covered by each award granted hereunder;

      (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting acceleration, exercisability and/or forfeiture provisions);

      (v) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company or any Parent or Subsidiary outside of the Plan;

      (vi) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred; and

      (vii) to substitute (A) new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher option exercise prices and/or containing other less favorable terms, and (B) new of any other type for previously granted awards of the same type, including previously granted awards which contain less favorable terms.

      Subject to Section 10 hereof, The Board or the Committee, as the case may be, shall have the authority to (i) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, (ii) interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and (iii) to otherwise supervise the administration of the Plan.

      Subject to the express provisions of the Plan, all decisions made by the Board or the Committee, as the case may be, pursuant to the provisions of the Plan shall be made in the Board or the Committee's sole and absolute discretion and shall be final and binding upon all persons, including the Company, its Parent and Subsidiaries and the Plan participants.

Section 3. Stock Subject to Plan.

      The total number of shares of Stock reserved and available for distribution under the Plan shall be 3,000,000 shares*. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

      If any shares of Stock that have been optioned cease to be subject to a Stock Option for any reason, or if any shares of Stock that are subject to any Restricted Stock award, Deferred Stock award or Other Stock-Based award are forfeited or any such award otherwise terminates without the issuance of such shares, such shares shall again be available for distribution under the Plan.

      In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the (A) aggregate number of shares of Stock reserved for issuance under the Plan, (B) number, kind and exercise price of shares of Stock subject to outstanding Options granted under the Plan, and (C) number, kind, purchase price and/or appreciation base of shares of Stock subject to other outstanding awards granted under the Plan, as may be determined to be appropriate by the Board or the Committee, as the case may be, in order to prevent dilution or enlargement of rights; provided, however, that the number of shares of Stock subject to any award shall always be a whole number. Such adjusted exercise price shall also be used to determine the amount which is payable to the optionee upon the exercise by the Board or the Committee, as the case may be, of the alternative settlement right which is set forth in Section 5(b)(xi) below.

      Subject to the provisions of the immediately preceding paragraph, the maximum numbers of shares subject to Options, Restricted Stock awards, Deferred Stock awards, and other Stock-Based awards to each of the Company's chief executive officer and the four other highest compensated executive officers who are employed by the Company on the last day of any taxable year of the Company, shall be 2,000,000 shares during the term of the Plan.

--------
* 5,000,000 shares if the proposed amendment to the Plan is adopted by the Company's stockholders

Section 4. Eligibility.

      Officers and other employees of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an award under the Plan employed by the Company or any Parent or Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Parent or Subsidiary, are eligible to be granted Options and awards under the Plan. In addition, Non-Qualified Stock Options and other awards may be granted under the Plan to any person, including, but not limited to, independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to the success of the Company. Eligibility under the Plan shall be determined by the Board or the Committee, as the case may be.

      The Board or the Committee, as the case may be, may, in its sole discretion, include additional conditions and restrictions in the agreement entered into in connection with such awards under the Plan. The grant of an Option or other award under the Plan, and any determination made in connection therewith, shall be made on a case by case basis and can differ among optionees and grantees. The grant of an Option or other award under the Plan is a privilege and not a right and the determination of the Board or the Committee, as the case may be, can be applied on a non-uniform (discretionary) basis.

Section 5. Stock Options.

      (a) Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms as the Board or the Committee, as the case may be, may from time to time approve. The Board or the Committee, as the case may be, shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options, and they may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option is not designated as an Incentive Stock Option or does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. The grant of an Option shall be deemed to have occurred on the date on which the Board or the Committee, as the case may be, by resolution, designates an individual as a grantee thereof, and determines the number of shares of Stock subject to, and the terms and conditions of, said Option.**

            Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options or any agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under said Section 422.

      (b) Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

      (i) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Board or the Committee, as the case may be, at the time of grant but as to Incentive Stock Options shall be not less than 100% (110% in the case of an Incentive Stock Option granted to an optionee ("10% Shareholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent, if any, or its Subsidiaries) of the Fair Market Value of the Stock at the time of grant. The option price for Non-Qualified Stock Options shall be determined by the Board or the Committee, as the case may be, at the time of grant, subject to any requirements of the Delaware General Corporation Law.

----------
** The following sentence shall be added if the proposed amendment to the Plan is adopted by the Company's stockholders: The maximum number of shares of Common Stock which may be issued upon the exercise of Incentive Stock Options is 3,000,000 shares.

      (ii) Option Term. The term of each Stock Option shall be fixed by the Board or the Committee, as the case may be, but no Incentive Stock Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to a 10% Shareholder) after the date on which the Option is granted.

      (iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board or the Committee, as the case may be, at the time of grant. If the Board or the Committee, as the case may be, provides, in its discretion, that any Stock Option is exercisable only in installments, the Board or the Committee, as the case may be, may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Board or the Committee, as the case may be, shall determine.

      (iv) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Stock Option agreement referred to in Section 5(b)(xii) below or otherwise provided by the Board, or Committee, as the case may be, either at or after the date of grant of the Stock Option, in whole shares of Stock which are already owned by the holder of the Option or partly in cash and partly in such Stock. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. If permitted, payments in the form of Stock (which shall be valued at the Fair Market Value of a share of Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. In addition to the foregoing, payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form, together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares covered by the option and deliver the sale or margin loan proceeds directly to the Company. Except as otherwise expressly provided in the Plan or in the Stock Option agreement referred to in Section 5(b)(xii) below or otherwise provided by the Board or Committee, as the case may be, either at or after the date of grant of the Option, no Option which is granted to a person who is at the time of grant an employee of the Company or of a Subsidiary or Parent of the Company may be exercised at any time unless the holder thereof is then an employee of the Company or of a Parent or a Subsidiary. The holder of an Option shall have none of the rights of a shareholder with respect to the shares subject to the Option until the optionee has given written notice of exercise, has paid in full for those shares of Stock and, if requested by the Board or Committee, as the case may be, has given the representation described in Section 12(a) below.

      (v) Transferability; Exercisability. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, except as may be otherwise provided with respect to a Non-Qualified Option pursuant to the specific provisions of the Stock Option agreement pursuant to which it was issued as referred to in Section 5(b)(xii) below. Except as otherwise provided in the Stock Option agreement relating to a Non-Qualified Stock Option, all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or his or her guardian or legal representative.

      (vi) Termination by Reason of Death. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Parent or Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board or Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

      (vii) Termination by Reason of Disability. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

      (viii) Termination by Reason of Retirement. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Normal Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the date of grant), any unexercised Stock Option held y such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. If an optionee's employment with the Company or any Parent or Subsidiary terminates by reason of Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the Board or the Committee, as the case may be, so approves at the time of Early Retirement, any Stock Option held by the optionee may thereafter be exercised by the optionee as provided above in connection with termination of employment by reason of Normal Retirement.

      (ix) Other Termination. Subject to the provisions of Section 12(g) below and unless otherwise determined by the Committee at or after the time of grant, if an optionee's employment by the Company or any Parent or Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon automatically terminate, except that if the optionee is involuntarily terminated by the Company or any Parent or a Subsidiary without Cause (as hereinafter defined), such Stock Option may be exercised for a period of three months (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant) from the date of such termination or until the expiration of the stated terms of such Stock Option, whichever period is the shorter. For purposes of the Plan, "Cause" shall mean
(1) the conviction of the optionee of a felony under Federal law or the law of the state in which such action occurred, (2) dishonesty by the optionee in the course of fulfilling his or her employment duties, or (3) the failure on the part of the optionee to perform his or her employment duties in any material respect. In addition, with respect to an option granted to an employee of the Company, a Parent or a Subsidiary, for purposes of the Plan, "Cause" shall also include any definition of "Cause" contained in any employment agreement between the optionee and the Company, Parent or Subsidiary, as the case may be.

      (x) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all such plans of optionee's employer corporation and its Parent and Subsidiaries) shall not exceed $100,000.

      (xi) Alternative Settlement of Option. If provided for, upon the receipt of written notice of exercise or otherwise provided for by the Board or Committee, as the case may be, either at or after the time of grant of the Stock Option, the Board or the Committee, as the case may be, may elect to settle all or part of any Stock Option by paying to the optionee an amount, in cash or Stock (valued at Fair Market Value on the date of exercise), equal to the product of the excess of the Fair Market Value of one share of Stock, on the date of exercise over the Option exercise price, multiplied by the number of shares of Stock with respect to which the optionee proposes to exercise the Option. Any such settlements which relate to Options which are held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with any "window period" provisions of Rule 16b-3, to the extent applicable, and with such other conditions as the Board or Committee, as the case may be, may impose.

      (xii) Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 6. Restricted Stock.

      (a) Grant and Exercise. Shares of Restricted Stock may be issued either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of Restricted Stock upon the attainment of such factors as the Board or the Committee, as the case may be, may determine.

      (b) Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

            (i) Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights related thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Restricted Stock agreement referred to in Section 6(b)(iv) below. Such certificates shall be deposited by the holder with the Company, together with stock powers or other instruments of assignment, endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the applicable Restricted Stock agreement.

            (ii) Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes, and the issuance thereof shall be made for at least the minimum consideration (if any) necessary to permit the shares of Restricted Stock to be deemed to be fully paid and nonassessable. The holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock, with the exceptions that (A) the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (D) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions during the Restriction Period; and (E) a breach of any of the restrictions, terms or conditions contained in the Plan or the Restricted Stock agreement referred to in Section 6(b)(iv) below, or otherwise established by the Board or Committee, as the case may be, with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

            (iii) Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock agreement referred to in Section 6(b)(iv) below, and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

            (iv) Each Restricted Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.


Section 7. Deferred Stock.

      (a) Grant and Exercise. Deferred Stock may be awarded either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Deferred Stock will be deferred, and all the other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of the Deferred Stock upon the attainment of such factors or criteria as the Board or the Committee, as the case may be, shall determine.

      (b) Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

            (i) Subject to the provisions of the Plan and Deferred Stock agreement referred to in Section 7(b)(vii) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

            (ii) As determined by the Board or the Committee, as the case may be, at the time of award, amounts equal to any dividends declared during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) with respect to the number of shares covered by a Deferred Stock award may be paid to the participant currently or deferred and deemed to be reinvested in additional Deferred Stock.

            (iii) Subject to the provisions of the Deferred Stock agreement referred to in Section 7(b)(vii) below and this Section 7 and
                  Section 12(g) below, upon termination of a participant's employment with the Company or any Parent or Subsidiary for any reason during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) for a given award, the Deferred Stock in question will vest or be forfeited in accordance with the terms and conditions established by the Board or the Committee, as the case may be, at the time of grant.

            (iv) The Board or the Committee, as the case may be, may, after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of a Deferred Stock award.

            (v) In the event of hardship or other special circumstances of a participant whose employment with the Company or any Parent or Subsidiary is involuntarily terminated (other than for Cause), the Board or the Committee, as the case may be, may waive in whole or in part any or all of the remaining deferral limitations imposed hereunder or pursuant to the Deferred Stock agreement referred to in Section 7(b)(vii) below with respect to any or all of the participant's Deferred Stock.

            (vi) A participant may request to, and the Board or the Committee, as the case may be, may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified period or until a specified event (the "Additional Deferral Period"). Subject to any exceptions adopted by the Board or the Committee, as the case may be, such request must be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

            (vii) Each Deferred Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 8. Other Stock-Based Awards.

      (a) Grant and Exercise. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any Parent or Subsidiary, may be granted either alone or in addition to or in tandem with Stock Options, Restricted Stock or Deferred Stock. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may also provide for the grant of Stock under such awards upon the completion of a specified performance period.

      (b) Terms and Conditions. Each Other Stock-Based Award shall be subject to the following terms and conditions:

            (i) Shares of Stock subject to an Other Stock-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction or period of deferral lapses.

            (ii) The recipient of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares covered by the award, as determined by the Board or the Committee, as the case may be, at the time of the award. The Board or the Committee, as the case may be, may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock.

            (iii) Any Other Stock-Based Award and any Stock covered by any Other
                  Stock-Based Award shall vest or be forfeited to the extent so provided in the award agreement referred to in Section 8(b)(v) below, as determined by the Board or the Committee, as the case may be.

            (iv) In the event of the participant's Retirement, Disability or death, or in cases of special circumstances, the Board or the Committee, as the case may be, may waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Other Stock-Based Award.

            (v) Each Other Stock-Based Award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and by the participant.

Section 9. Change of Control Provisions.

(a) A "Change of Control" shall be deemed to have occurred on the tenth day after:

      (i) any individual, corporation or other entity or group (as defined in Section 13(d)(3) of the Exchange Act), becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Exchange Act) of more than 50% of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

            (ii) the commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Exchange Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Exchange Act for any class of the Company's capital stock; or

            (iii) the shareholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the shareholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives, or (B) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company;

            provided, however, that a "Change of Control" shall not be deemed to have taken place if beneficial ownership is acquired (A) directly from the Company, other than an acquisition by virtue of the exercise or conversion of another security unless the security so converted or exercised was itself acquired directly from the Company, or (B) by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company; or any trustee of or fiduciary with respect to any such plan when acting in such capacity.

      (b) In the event of a "Change of Control" as defined in Section 9(a) above, awards granted under the Plan will be subject to the following provisions, unless the provisions of this Section 9 are suspended or terminated by an affirmative vote of a majority of the Board prior to the occurrence of such a "Change of Control":

            (i) all outstanding Stock Options which have been outstanding for at least one year shall become exercisable in full, whether or not otherwise exercisable at such time, and any such Stock Option shall remain exercisable in full thereafter until it expires pursuant to its terms; and

            (ii) all restrictions and deferral limitations contained in Restricted Stock awards, Deferred Stock awards and Other Stock-Based Awards granted under the Plan shall lapse.

Section 10. Amendments and Termination.

      The Board may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Stock if the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or any other applicable law, rule or regulation. The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other award theretofore granted under the Plan; provided, however, that subject to Section 3 above, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the optionee or participant without the optionee's or participant's consent, except for such amendments which are made to cause the Plan to qualify for the exemption provided by Rule 16b-3.

Section 11. Unfunded Status of Plan.

      The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a creditor of the Company.

Section 12. General Provisions.

      (a) The Board or the Committee, as the case may be, may require each person acquiring shares of Stock pursuant to an Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares for investment without a view to distribution thereof.

                  All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Board or the Committee, as the case may be, may deem to be advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or association upon which the Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Board or the Committee, as the case may be, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      (b) Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

      (c) Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Parent or Subsidiary any right to continued employment with the Company or any Parent or Subsidiary, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment of any of its employees at any time.

      (d) No later than the date as of which an amount first becomes includable in the gross income of the participant for Federal income tax purposes with respect to any Option or other award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Board or the Committee, as the case may be, regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Board or the Committee, as the case may be, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements, and the Company or the participant's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant from the Company or any Parent or Subsidiary.

      (e) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

      (f) Any Stock Option granted or other award made under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent or Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under the Plan).

      (g) A leave of absence, unless otherwise determined by the Board or Committee prior to the commencement thereof, shall not be considered a termination of employment. Any Stock Option granted or awards made under the Plan shall not be affected by any change of employment, so long as the holder continues to be an employee of the Company or any Parent or Subsidiary.

      (h) Except as otherwise expressly provided in the Plan or in any Stock Option agreement, Restricted Stock agreement, Deferred Stock agreement or any Other Stock-Based Award agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be subject to the debts, contracts or liabilities of the person entitled to such benefit.

      (i) The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (A) all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act, and (B) the rules and regulations of any securities exchange or association on which the Stock may be listed or traded.

      (j) If any of the terms or provisions of the Plan conflicts with the requirements of Rule 16b-3 as in effect from time to time, or with the requirements of any other applicable law, rule or regulation, and with respect to Incentive Stock Options, Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and with respect to Incentive Stock Options, Section 422 of the Code. With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under
            Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

      (k) The Board or the Committee, as the case may be, may terminate any Stock Option or other award made under the Plan if a written agreement relating thereto is not executed and returned to the Company within 30 days after such agreement has been delivered to the optionee or participant for his or her execution.

      (l) The grant of awards pursuant to the Plan shall not in any way effect the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

Section 13. Effective Date of Plan.

      The Plan shall be effective as of the date of the approval and adoption thereof at a meeting of the shareholders of the Company.

Section 14. Term of Plan.

      No Stock Option, Restricted Stock Award, Deferred Stock award or Other Stock-Based Award shall be granted pursuant to the Plan after the tenth anniversary of the effective date of the Plan, but awards granted on or prior to such tenth anniversary may extend beyond that date.

        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 28, 2005
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  (SEE REVERSE SIDE FOR ADDITIONAL INFORMATION)



1.    ELECTION OF CLASS I DIRECTORS:
      |_|   FOR all nominees listed below       |_|   WITHHOLD AUTHORITY
            (except as marked to the                  to vote for all nominees
            contrary below).                          listed below.

            Robert Howard and Rear Admiral Thomas W. Steffens (Ret.)
         (INSTRUCTION: To withhold authority to vote for any individual nominee, strike through that nominee's name.)

2. PROPOSAL TO AMEND COMPANY'S 2004 STOCK INCENTIVE PLAN AS MORE FULLY DESCRIBED IN THE COMPANY'S ACCOMPANYING PROXY STATEMENT.
      |_|  FOR           |_|  AGAINST          |_|  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


Signature                            Signature                        Date

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

    THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THE REVERSE SIDE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR
                    THE PROPOSALS LISTED ON THE REVERSE SIDE.

The undersigned hereby appoints Thomas Dearmin and Stephen McCommon, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Ionatron, Inc. on Tuesday, June 28, 2005, at the offices of Blank Rome LLP, 405 Lexington Avenue - 24th Floor, New York, New York 10174, or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

         (continued and to be marked, dated and signed on reverse side)